April 6, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: MLMI Resecuritization Pass-Through Certificates, Series 2000-1B; File No. 333-81429.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling Agreement dated and effective as of January 25, 2000 (the "Agreement"), executed by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the Depositor"), and Bankers Trust Company, as trustee, (the "Trustee").

     The Certificates will consist of the Class A-1, Class A-2, Class A-3, Class A-4 Certificates, which are being offered, and the Class R Certificate which is not being offered for sale.

     The Certificates will evidence all the beneficial ownership in a trust established by the depositor into which the pooled securities will be deposited.

     The class principal balance for any class of offered certificates will equal the aggregate amount of principal to which the class is entitled, after giving effect to prior distributions of principal to that class and any allocation of losses required to be borne by that class.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-81429). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company
     S.E.C. Reporting Agent for MLMI Resecuritization Pass-Through Certificates, Series 2000-1B.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  February 25, 2000


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
           as depositor (the "Depositor") and Bankers Trust Company, as trustee (the "Trustee") under the Pooling Agreement, dated and effective as of January 25, 2000, providing for the issuance of the MLMI Resecuritization Pass-Through Certificates, Series 2000-1B.


            MLMI RESECURITIZATION PASS-THROUGH CERTIFICATES, SERIES 2000-1B.
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-81429                        13-5674085
          (Commission File Number)        (I.R.S. Employer Identification No.)


          250 VESEY STREET
          WORLD FINANCIAL CENTER, NORTH TOWER
           NEW YORK, NEW YORK                          10281
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 449-1000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of February 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling Agreement, dated as of January 25, 2000.


          Date:  April 6, 2000              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of February 25, 2000.





Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1B
Statement  To  Certificateholders
DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE
          A-1   68,726,000.00  68,726,000.00     372,204.07     386,619.42
>758,823.49           0.00           0.00  68,339,380.58
          A-2   17,415,000.00  17,415,000.00           0.00           0.00
>      0.00           0.00      94,315.60  17,509,315.60
          A-3 *  1,340,851.00   1,340,851.00       7,261.24           0.00
>  7,261.24           0.00           0.00   1,337,315.32
          A-4   11,518,630.00  11,518,630.00      62,382.23      94,315.60
>156,697.83           0.00           0.00  11,424,314.40
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
TOTALS          97,659,630.00  97,659,630.00     441,847.54     480,935.02
>922,782.56           0.00      94,315.60  97,273,010.58
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT
          A-1  589929UU0        1,000.000000       5.415768       5.625519
> 11.041287     994.374481       6.500000%      6.500000%
          A-2  589929UV8        1,000.000000       0.000000       0.000000
>  0.000000   1,005.415768       6.500000%      6.500000%
          A-3 *589929UW6        1,000.000000       5.415397       0.000000
>  5.415397     997.363104       6.500000%      6.500000%
          A-4  589929UX4        1,000.000000       5.415768       8.188092
> 13.603860     991.811908       6.500000%      6.500000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
  * Denotes a Notional Class. The Principal Balance indicates a Notional Balan >ce only.
DEPOSITOR:                    Merrill Lynch Mortgage Investors, Inc.       ADMI
>NISTRATOR:                Christina M. Luke

>                          Deutsche Bank
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                          1761 E. St. Andrew Place
RECORD DATE:                  January 31, 2000
>                          Santa Ana, CA 92705
DISTRIBUTION DATE:             March 1, 2000
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1B
Statement  To  Certificateholders
Distribution Date:            March 1, 2000
Available Funds
>                                             922,782.56
Loss Amounts Since the Closing Date
>                                                   0.00
Pooled Security Interest Shortfall amounts allocated to Class A-1
>                                                  61.76
Pooled Security Interest Shortfall amounts allocated to Class A-2
>                                                  15.65
Pooled Security Interest Shortfall amounts allocated to Class A-3
>                                                   1.66
Pooled Security Interest Shortfall amounts allocated to Class A-4
>                                                  10.35

>           Second Prior Pooled Security  Preceding Pooled Security
Number of Pooled Securities remaining:       3
>           Distribution Date             Distribution Date

>             27-Dec-99                     25-Jan-00
MLMI 1999-2   Class A-1 Pooled Security Distribution Date Principal Balance
>            35,014,980.29                 34,973,243.75
RFMSI 1999-S9   Class A-3 Pooled Security Distribution Date Principal Balance
>            35,130,267.31                 34,861,940.90
RFMSI 1999-S11   Class A-1 Pooled Security Distribution Date Principal Balance
>            27,992,845.22                 27,824,262.03
Aggregate Pooled Security Distribution Date Principal Balance
>            98,138,092.81                 97,659,446.68
                                                Interest          (a)
>  (b)         (a) - (b)      Count and
Pooled Security                  Interest       Shortfall      Interest       I
>nterest       Excess of   Aggregate Principal Balance of
Distribution Date Information      Rate        per annum %     Scheduled     Di
>stributed  Sched. v Dist. Underlying Mortgage Loans
MLMI 1999-2   Class A-1             6.500000%      0.000000%    189,438.40
>189,438.40           0.00            641 204,520,309.27
RFMSI 1999-S9   Class A-3           6.750000%      0.001481%    196,098.42
>196,055.39          43.03          1,592 501,156,674.15
RFMSI 1999-S11   Class A-1          6.500000%      0.002001%    150,714.75
>150,669.35          46.39            814 215,413,470.24
                                                                536,251.57
>536,163.14          89.42          3,047 921,090,453.66
                               Realized Loss  Realized Loss  Realized Loss
>                                             Current
                               on Underly'g   on Underly'g   on Underly'g
>Current     Realized Loss     Current         Total
Pooled Security                 Mort. Loans    Mort. Loans    Mort. Loans   Rea
>lized Loss   on Security     Principal       Amount
Distribution Date Information     Current     Since Cut-Off Life of Securit  on
> Security   Since Cut-Off   Distributed    Distributed
MLMI 1999-2   Class A-1                 0.00           0.00           0.00
>      0.00           0.00      92,158.35     281,596.76
RFMSI 1999-S9   Class A-3               0.00           0.00           0.00
>      0.00           0.00      91,742.72     287,798.11
RFMSI 1999-S11   Class A-1              0.00           0.00           0.00
>      0.00           0.00     202,718.34     353,387.69
                                        0.00           0.00           0.00
>      0.00           0.00     386,619.42     922,782.56
                                                                Page 2 of 5
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1B
Statement  To  Certificateholders
HISTORY OF AGGREGATE POOLED SECURITY DELINQUENCY STATISTICS
Pooled Security Dist. Date    Pool Aggregate                 30 - 59 Days   60
>- 89 Days     90+ Days     Foreclosures     REO Loans
                                       3,047      Count                 28
>         1              3              2              0
     25-Feb-00                   612,598,677     Balance      8,044,358.58
> 63,158.01     899,603.23     400,973.86           0.00
                                               % of Count         0.918937%
>  0.032819%      0.098457%      0.065638%      0.000000%
                                              % of Balance        1.313153%
>  0.010310%      0.146850%      0.065455%      0.000000%
                                       3,054      Count                 26
>         2              3              1              0
     25-Jan-00                   960,142,401     Balance      7,205,536.31
>898,979.46     534,986.88     262,310.01           0.00
                                               % of Count         0.851343%
>  0.065488%      0.098232%      0.032744%      0.000000%
                                              % of Balance        0.750465%
>  0.093630%      0.055720%      0.027320%      0.000000%
                                       3,065      Count                 23
>         4              3              0              0
     27-Dec-99                   964,747,757     Balance      7,061,808.02   1,
>265,421.02     700,387.09           0.00           0.00
                                               % of Count         0.750408%
>  0.130506%      0.097879%      0.000000%      0.000000%
                                              % of Balance        0.731985%
>  0.131166%      0.072598%      0.000000%      0.000000%
                                       3,070      Count                 27
>         2              1              0              0
     26-Nov-99                   967,938,845     Balance      6,839,891.17
>438,077.08     262,310.01           0.00           0.00
                                               % of Count         0.879479%
>  0.065147%      0.032573%      0.000000%      0.000000%
                                              % of Balance        0.706645%
>  0.045259%      0.027100%      0.000000%      0.000000%
                                       3,080      Count                 27
>         1              1              1              0
     25-Oct-99                   971,955,357     Balance      7,441,226.68
>299,653.45     262,310.01     266,423.08           0.00
                                               % of Count         0.876623%
>  0.032468%      0.032468%      0.032468%      0.000000%
                                              % of Balance        0.765593%
>  0.030830%      0.026988%      0.027411%      0.000000%
                                       3,087      Count                 27
>         0              2              0              0
     27-Sep-99                   975,326,945     Balance      8,432,416.97
>      0.00     528,733.09           0.00           0.00
                                               % of Count         0.874636%
>  0.000000%      0.064788%      0.000000%      0.000000%
                                              % of Balance        0.864573%
>  0.000000%      0.054211%      0.000000%      0.000000%
                                       3,097      Count                 30
>         3              0              0              0
     25-Aug-99                   979,206,729     Balance      8,107,939.60
>780,000.59           0.00           0.00           0.00
                                               % of Count         0.968679%
>  0.096868%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.828011%
>  0.079656%      0.000000%      0.000000%      0.000000%
                                       3,105      Count                 38
>         2              2              0              0
     26-Jul-99                   983,461,620     Balance     11,949,912.85
>702,295.23     879,079.16           0.00           0.00
                                               % of Count         1.223833%
>  0.064412%      0.064412%      0.000000%      0.000000%
                                              % of Balance        1.215087%
>  0.071411%      0.089386%      0.000000%      0.000000%
                                       3,122      Count                 68
>         0              0              0              0
     25-Jun-99                   990,755,244     Balance     23,531,599.66
>      0.00           0.00           0.00           0.00
                                               % of Count         2.178091%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        2.375117%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                       3,131      Count                  5
>         0              0              0              0
     25-May-99                   995,196,661     Balance      1,350,827.19
>      0.00           0.00           0.00           0.00
                                               % of Count         0.159693%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.135735%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                         836      Count                  0
>         0              0              0              0
     26-Apr-99                   261,040,503     Balance              0.00
>      0.00           0.00           0.00           0.00
                                               % of Count         0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                           0      Count                  0
>         0              0              0              0
     25-Mar-99                             0     Balance              0.00
>      0.00           0.00           0.00           0.00
                                               % of Count         0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
                                              % of Balance        0.000000%
>  0.000000%      0.000000%      0.000000%      0.000000%
Notes:         Foreclosure and REO Loans are not included as part of Delinquenc
>ies.  Bankruptcies, if any, are included as part of Delinquencies.
               Percentages are based on the aggregate Underlying Mortgage Loan
>information from all related Pooled Securities for each
               reporting category divided by aggregate of all Underlying Mortga
>ge Loan information for all related Pooled Securities.
                                                                Page 3 of 5
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1B
Statement  To  Certificateholders
Distribution Date:            March 1, 2000
Pooled Security:              MLMI 1999-2   Class A-1
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance                                                            1,
>738,196.13           0.00           0.00   1,738,196.13
Percentage of Pool Balance
>  0.849889%      0.000000%      0.000000%      0.849889%
Number of Underlying Mortgage Loans
>          6              0              0              6
Percentage of Underlying Mortgage Loans
>  0.936037%      0.000000%      0.000000%      0.936037%
Foreclosure Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
Pooled Security:              RFMSI 1999-S9   Class A-3
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance                                                            4,
>208,719.35           0.00     802,451.76   5,011,171.11
Percentage of Pool Balance
>  2.184476%      0.000000%      0.416501%      2.600978%
Number of Underlying Mortgage Loans
>         14              0              2             16
Percentage of Underlying Mortgage Loans
>  0.879397%      0.000000%      0.125628%      1.005025%
Foreclosure Loans
>                                              Total
Principal Balance
>                                             262,310.01
Percentage of Pool Balance
>                                               0.136148%
Number of Underlying Mortgage Loans
>                                                       1
Percentage of Underlying Mortgage Loans
>                                               0.062814%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
                                                                Page 4 of 5
>                            (c) COPYRIGHT 2000 Deutsche Bank
Merrill Lynch Mortgage Investors, Inc.
MLMI Resecuritization Pass-Through Certificates
Series 2000-1B
Statement  To  Certificateholders
Distribution Date:            March 1, 2000
Pooled Security:              RFMSI 1999-S11   Class A-1
Delinquent Loans including Bankruptcy, if any.                              30
>- 59 Days   60 - 89 Days     90+ Days         Total
Principal Balance                                                            2,
>097,443.10      63,158.01      97,151.47   2,257,752.58
Percentage of Pool Balance
>  0.973682%      0.029319%      0.045100%      1.048102%
Number of Underlying Mortgage Loans
>          8              1              1             10
Percentage of Underlying Mortgage Loans
>  0.982801%      0.122850%      0.122850%      1.228501%
Foreclosure Loans
>                                              Total
Principal Balance
>                                             138,663.85
Percentage of Pool Balance
>                                               0.064371%
Number of Underlying Mortgage Loans
>                                                       1
Percentage of Underlying Mortgage Loans
>                                               0.122850%
REO Loans
>                                              Total
Principal Balance
>                                                   0.00
Percentage of Pool Balance
>                                               0.000000%
Number of Underlying Mortgage Loans
>                                                       0
Percentage of Underlying Mortgage Loans
>                                               0.000000%
                                                                Page 5 of 5
>                            (c) COPYRIGHT 2000 Deutsche Bank